SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) June 11, 2002


                             NewPower Holdings, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                             1-16157                   52-2208601
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(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)          Identification No.)


One Manhattanville Road, Purchase, New York                       10577
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (914) 697-2100



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Item 3. Bankruptcy or Receivership

     On June 11, 2002, NewPower Holdings, Inc. (the "Company") and its wholly owned subsidiaries, TNPC Holdings, Inc. and The New Power Company (collectively, the "Debtors"), each filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Georgia (the "Bankruptcy Court") (Case No. 02-10835). The Debtors manage, and will continue to manage, their properties and operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

     On June 11, 2002, the Company issued a press release relating to the chapter 11 filings, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.  Other Events

     On June 10, 2002, the Company issued a press release relating to the transition of all of its Texas power customers in the TXU service area to Reliant Energy Retail Services, LLC, and its customers in the Reliant service area to TXU Energy Retail Company LP. A copy of the June 10, 2002 press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. These transitions were approved by the Bankruptcy Court at a hearing on June 12, 2002.

     The Company also announced on June 10, 2002 that it reached an agreement to terminate its customer service outsourcing agreement with IBM, subject to the continued provision of services by IBM during a transition period.

     On June 12, 2002, the Company issued a press release relating to a non-binding letter of intent it signed with Southern Company, for Southern Company to acquire the natural gas customers currently being served by the Company in Georgia. Terms of the transaction will be subject to, among other things, execution of definitive documentation and Bankruptcy Court and regulatory approvals. A copy of the June 12, 2002 press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibit No.   Description.


        99.1   Press Release of the Company dated June 11, 2002.

        99.2   Press Release of the Company dated June 10, 2002.

        99.3   Press Release of the Company dated June 12, 2002.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 14, 2002


                                    NEWPOWER HOLDINGS, INC.


                                    By:  /s/ Marc E. Manly
                                       -----------------------------------
                                        Name:  Marc E. Manly
                                        Title: Managing Director, Law and
                                               Government Affairs



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                                 EXHIBIT INDEX

               The following exhibits are filed herewith:


Exhibit No.                     Description
-----------                     -----------


99.1    Press Release of the Company dated June 11, 2002.

99.2    Press Release of the Company dated June 10, 2002.

99.3    Press Release of the Company dated June 12, 2002.



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